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                                                                    EXHIBIT 10.1



                          AGREEMENT TO DISCHARGE DEBT


         THIS AGREEMENT (the "AGREEMENT") is made and entered into as of this 17th day of April, 2001, between RETURN.COM ONLINE, LLC, a Georgia limited liability company ("RETURN.COM"), and MAIL BOXES ETC. USA, INC., a California corporation ("MBE").



                                   RECITALS:


         WHEREAS, MBE and Innotrac Corporation formed Return.com Online, Inc., the predecessor to Return.com, in May 2000 to serve as an internet and catalog-based returns solution;

         WHEREAS, MBE is entering into an agreement with United Parcel Service General Services Co. ("UPS") whereby MBE is to sell substantially all of its assets to UPS;

         WHEREAS, in connection with the agreement with UPS, MBE desires to cancel that certain promissory note dated December 29, 2000 by MBE in favor of Return.com (the "PROMISSORY NOTE") in the aggregate principal amount of $3,368,000, together with all accrued interest thereon, and terminate that certain pledge agreement entered into December 29, 2000 with Return.com (the "PLEDGE AGREEMENT") whereby MBE pledged 10,000,000 units of Return.com limited liability company interests (the "PLEDGED INTERESTS");

         NOW THEREFORE, the parties in consideration of the mutual promises, covenants and agreements set forth and contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.    Cancelation of the Promissory Note.   The parties agree that the
Promissory Note is hereby cancelled, effective as of the date referenced above (the "PROMISSORY NOTE CANCELLATION"). Pursuant to the Promissory Note Cancellation, all rights and obligations under the Promissory Note are hereby discharged.

         2.    Termination of the Pledge Agreement.   The parties agree that
the Pledge Agreement is hereby terminated, effective as of the date referenced above (the "PLEDGE AGREEMENT TERMINATION"). Pursuant to the Pledge Agreement Termination, all rights and obligations under the Pledge Agreement are hereby discharged.

         3.    Transfer of Pledged Interests to Return.com.   In consideration
for the Promissory Note Cancellation and the Pledge Agreement Termination, MBE agrees to transfer to Return.com the Pledged Interests, which constitute all of MBE's interests in Return.com, other than the shares being returned to Return.com pursuant to the Agreement to Terminate Services and Marketing Agreement, of even date herewith.
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         4.    Representations.

               (a) The parties represent that each has the full power and authority to enter into this Agreement.

               (b) The parties additionally represent that the officers whose signatures appear below are duly elected and are authorized to enter into this Agreement and that no other approvals (corporate or otherwise) are necessary to effectuate the matters contemplated in this Agreement.

               (c) MBE represents that other than as a result of the Pledge Agreement, MBE owns the Pledged Interests free and clear of any and all liens and that there are no outstanding contracts, demands, commitments or other agreements or arrangements under which MBE is or may become obligated to sell, transfer, pledge, hypothecate or assign any of the Shares.


         5.    Miscellaneous.

               (a) The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to its conflicts of laws principles.

               (b) This Agreement constitutes the sole and entire agreement between the parties with respect to the matters covered hereby. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

               (c) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.






                         [SIGNATURES ON FOLLOWING PAGE]
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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.


                                       RETURN.COM ONLINE, LLC



                                       By: David L. Gamsey
                                           --------------------------------
                                           Name:  David L. Gamsey
                                                  -------------------------
                                           Title: CFO
                                                  -------------------------


                                       MAIL BOXES ETC. USA, INC.



                                       By: Thomas K. Herskowitz
                                           --------------------------------
                                           Name:  Thomas K. Herskowitz
                                                  -------------------------
                                           Title: EVP
                                                  -------------------------

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.


                             RETURN.COM ONLINE, LLC


                             By:
                                --------------------------
                                Name:
                                     ---------------------
                                Title:
                                      --------------------

                             MAIL BOXES ETC USA, INC.


                             By: Thomas K. Herskowitz
                                --------------------------
                                Name: Thomas K. Herskowitz
                                     ---------------------
                                Title: EVP
                                      --------------------